UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 22, 2021

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SILK ROAD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1213 Innsbruck Drive

Sunnyvale, California 94089

(Address of principal executive office) (Zip Code)

(408) 720-9002

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of

Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On July 22, 2021, the Board appointed Dr. Tanisha Carino as a member of the Board, effective July 22, 2021, to serve as a Class II director, with a term expiring at the Company’s annual meeting of stockholders in 2024.

Dr. Carino served as Executive Vice President, Chief Corporate Affairs Officer of Alexion, a biotechnology company focused on rare disease, from November 2019 to July 2021. From January 2017 to October 2019, Dr. Carino served as Executive Director of FasterCures, a Center of the Milken Institute, a nonpartisan think tank whose mission is working with global government, philanthropic, and business leaders to accelerate treatments to patients. From May 2015 to January 2017, Dr. Carino was an executive at GlaxoSmithKline where she led the United States policy function. Dr. Carino holds a Ph.D. in health policy from Johns Hopkins University. The Company believes Dr. Carino’s extensive industry knowledge and leadership experience in health policy and as an executive with public and private medical device and biotechnology companies qualify her to serve on the Board.

As compensation for her service on the Board, Dr. Carino will receive the Company’s standard compensation for non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement relating to the Company’s annual meeting of stockholders in 2020, filed with the Securities and Exchange Commission on May 28, 2020.

The Company also entered into its standard indemnification agreement with Dr. Carino in connection with her appointment to the Board. The indemnification agreement is in substantially the same form as the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-230045), filed with the Securities and Exchange Commission on March 4, 2019.

There are no family relationships between Dr. Carino and any director or executive officer of the Company, and the Company has not entered into any transactions with Dr. Carino that would require disclosure under Item 404(a) of Regulation S-K. There is no arrangement or understanding between Dr. Carino and any other person pursuant to which Dr. Carino was appointed as a director of the Company.

On July 26, 2021, the Company issued a press release announcing Dr. Carino’s appointment to the Board of Directors. The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Silk Road Medical, Inc. dated as of July 26, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: July 26, 2021	By:	/s/ Lucas W. Buchanan
Lucas W. Buchanan
Chief Financial Officer and Chief Operating Officer